Federated Investors
World-Class Investment Manager

Richard B. Fisher

President

Federated Utility Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Utility Fund, Inc. was created in 1988, and I am pleased to present its 13th Semi-Annual Report. The fund invests in good dividend-paying utility corporations--well-known and recognized companies--that supply light, heat and telecommunications services and products to millions of utility customers.1

The fund's total assets of $1.2 billion are invested in 57 corporations with a current yield of 2.9%. Domestic utilities make up 67% of the fund's holdings. SBC Communications, El Paso Energy, Edison International, and Enron are typical fund investments.

The fund's managers seek current income and growth in a broadly diversified portfolio in four distinct sectors: electrics, communications, natural gas and non-utility energy and/or telecommunication-related companies. These sector issues provide income and growth opportunities for shareholders.

This report covers the first half of the fund's fiscal year which is the six-month reporting period from March 1, 2000 through August 31, 2000. It begins with an interview with Steven J. Lehman, Vice President, who co-manages the fund with Linda A. Duessel, Senior Vice President, both of Passport Research, Ltd. Following their discussion of the current utility industry environment and the fund's performance, as well as its strategy and holdings, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's 37 holdings in stocks and 29 convertible securities, and third is the publication of the fund's financial statements. I urge all shareholders to review the fund's portfolio.

In the fund's history, share prices have declined only in 1994, when the Federal Reserve Board (the "Fed") increased rates five times. In 2000, the Fed has increased rates six times, which has had a negative effect on bonds and interest rate-sensitive securities, such as utilities. Naturally, the fund's share value was reduced in the last six months. However, from the end of 1994 to the present, the fund has performed very well. I believe the broad diversification, various sector weightings and the fund managers' investment strategy of using high-quality utility stocks positions the fund to serve investors well.

1 Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. Utility securities are interest rate sensitive, and a rise in interest rates can cause their value to fall.

During the six-month reporting period, the U.S. stock market recorded positive, but less-spectacular returns, as gains were concentrated among the relatively few large stocks that dominate the indexes used to measure the market. In this environment, the fund's low risk is becoming more of an attribute. The fund's beta of 0.6 means it is less volatile than the stock market overall.2

Individual share class total return performance for the six-month reporting period, including income and realized gains distributions, follows.3

	Total Return	Income	Capital Gains	Net Asset Value Change
Class A Shares	2.33%	$0.179	$0.144	$11.62 to $11.55 = (0.60%)
Class B Shares	1.93%	$0.135	$0.144	$11.63 to $11.56 = (0.60%)
Class C Shares	1.94%	$0.135	$0.144	$11.62 to $11.55 = (0.60%)
Class F Shares	2.34%	$0.180	$0.144	$11.62 to $11.55 = (0.60%)

The U.S. economy remains relatively strong, inflation fears continue to be low, and the stock market continues to experience considerable day-to-day volatility. In this environment, the $1.2 billion Federated Utility Fund offers the conservative investor a disciplined approach to a fundamental market that has a long tradition of generating strong earnings and dividends.

Thank you for being among the approximately 90,000 shareholders who participate in the income and growth opportunities of the many vital utility services represented in your fund's portfolio. Remember, reinvesting your earnings is a convenient way to build the value of your account and help your shares increase through the benefit of monthly compounding of earnings.

As always, we welcome your comments and suggestions.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
October 15, 2000

2 Beta is a measure of a fund's or stock's volatility compared to that of the overall stock market, which, as measured by the S&P 500 Index, has a beta of 1.00. A fund with a lower beta can be expected to fluctuate in value less than the S&P 500 Index, whereas a fund with a higher beta will fluctuate more. A beta of 0.50 means that a fund can be expected to fluctuate in value half as much as the S&P 500 Index. The S&P 500 Index comprises common stocks in industry, transportation, and financial and public utility companies. This index is unmanaged and investments cannot be made in an index.

3 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the six-month reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C and F Shares were (3.33%), (3.53%), 0.94% and 0.31%, respectively.

Steven J. Lehman

Vice President

Passport Research Ltd.

Linda A. Duessel

Senior Vice President

Passport Research Ltd.

Investment Review

Overall, the first half of the fund's fiscal year had extraordinarily divergent results among utility sectors. What are your comments on the period?

Over the six-month reporting period, the Standard & Poor's (S&P) Utility Index returned 34.07%, and the S&P Communications Index returned (13.71%), compared to the S&P 500 Index return of 11.72%.1

Telecommunications demand related to wireless, data, and the Internet is surging in the United States and abroad. Despite the negative total return for the S&P Communications Index, did the fund have any notably fine telecommunications stocks in the period?

US West, which merged with Qwest on June 30, returned 22.0% during the period. SBC Communications, the leading local incumbent carrier, returned 11.95%.

1 The S&P Utility Index is an unmanaged index comprising electric and natural gas utilities that track daily changes in the price of stocks. The S&P Communications Index, is an unmanaged index comprising telephone and communications-oriented utilities that track daily changes in the price of stocks. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Natural gas has been a primary emphasis of the portfolio this reporting period. What are your comments on this sector?

Natural gas stocks regained their terrific performance this year as natural gas prices hit record highs, a result of low production in the U.S. and Canada combined with rising demand. A sharp increase in gas-fired power plants has led to higher summer demand for gas, and technological advances in fuel cells and distributed generation of power at the customer's site increase the long-term demand. El Paso Energy, our largest holding along with pending merger partner Coastal Corp, returned 58.86% in the six-month reporting period. We expect tight gas market conditions to persist through next winter. Natural gas stocks continue to seem attractive.

A shortage of electricity in many parts of the country led to strong earnings and stock returns for generators of electricity. What are your comments on this sector?

Our top performer was Duke Energy, which returned 55.41%. We have emphasized natural gas and energy companies, along with telecommunication companies, instead of traditional electric utilities. The telecommunication and gas sectors seem to have superior growth prospects, and the decline in telecommunication stocks this year has improved their valuations, in our view. Among electric companies, we have favored unregulated power producers rather than local electric utility distribution companies.

Did you make any material strategy changes during the reporting period?

No. We continue to favor telecommunications and utilities. Telecommunications services stocks on August 31, 2000 comprised 39% of the fund's net asset, utilities comprised 37%, and energy companies were at 8%.

Across every sector, we continue to emphasize companies that have strong cash flow and the management skill to deploy that cash into potentially attractive returns for shareholders.

Compared to the overall market, how did Federated Utility Fund, Inc. perform over the six-month reporting period?

For the first half of the fund's fiscal year, the fund's Class A Shares returned 2.33%, based on net asset value, compared to the return of 34.07% for the S&P Utility Index and the (13.71%) return of the S&P Communications Index. The fund's Class B, C and F Shares produced total returns of 1.93%, 1.94% and 2.34%, respectively, based on net asset value.2 The fund has exceptionally low risk (a beta of 0.60), so it is less than half as volatile as the stock market overall.3 Furthermore, the fund's dividend yield was 2.9% after expense as of August 31, 2000.

2 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e. less any applicable sales charge), for Class A, B, C and F Shares were (3.33%), (3.53%), 0.94% and 0.31%, respectively.

3 Beta is a measure of a fund's or stock's volatility compared to that of the overall stock market, which, as measured by the S&P 500 Index, has a beta of 1.00. A fund with a lower beta can be expected to fluctuate in value less than the S&P 500 Index, whereas a fund with a higher beta will fluctuate more. A beta of 0.50 means that a fund can be expected to fluctuate in value half as much as the S&P 500 Index.

How were the fund's assets allocated by sector on August 31, 2000?

Sector allocations were as follows:

Sector	Percentage of Net Assets	Number of Issues
Telecommunications	39.17%	32
Utilities	36.79%	19
Energy	8.07%	5
Consumer Staples	6.34%	5
Technology	4.44%	5
Cash Equivalents	5.00%	1

What were the fund's top five holdings as of August 31, 2000?

The top holdings were:

Company/Country	Sector	Percentage of Net Assets
Coastal Corp. PRIDES (U.S.)	Utilities	3.38%
El Paso Energy Corp. (U.S.)	Utilites	3.08%
Worldcom, Inc. (U.S.)	Communications Services	3.04%
Williams Companies, Inc. (U.S.)	Utilities	2.95%
SBC Communications, Inc. (U.S.)	Communications Services	2.79%

What were some of the fund's recent utility purchases?

The following are examples of recent purchases:

Comcast (1.65% of net assets): Comcast is a leading U.S. cable company that we expect to benefit from strong demand for broadband internet access to homes.

Allegiance Telecom (1.20% of net assets): Allegiance is a leading emerging competitive telecommunications carrier that focuses on the underserved small business market in the United States.

What is your outlook for the fund through the balance of the year?

We continue to favor telecommunications and natural gas stocks. The growth in demand for new telecommunications services remains robust, but investors seem troubled by the uncertainty caused by rapid changes in the industry, along with increased competition. The telecommunications sector continues to grow faster than the overall economy, and the stocks seem undervalued--particularly on a cash flow-to-growth basis. The recent decline in telecommunications stock prices presents attractive buying opportunities.

This is a period of unprecedented change for the utility sector. In this seemingly precarious market environment, we believe the utility sector offers strong prospects for growth, value, and safety relative to other equity investments. Of course, utilities in general offer relative safety due to the essential nature of their services.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $13,000 in the Class A Shares of Federated Utility Fund, Inc. on 5/27/88, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $51,334 on 8/31/00. You would have earned a 11.85%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/00, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (3.46%), 10.08%, and 11.64%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (9/28/94) total returns were (3.81%), 10.26%, and 11.29%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/27/93) total returns were 0.43%, 10.49%, and 8.94%, respectively. Class F Shares' average annual 1-year and since inception (6/1/96) total returns were 0.23% and 10.99%, respectively.2

[Graphic Representation Omitted - See Appendix]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 12 years (reinvesting all dividends and capital gains) grew to $26,436.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Utility Fund, Inc. on 5/27/88, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $13,000, but your account would have reached a total value of $26,4361 by 8/31/00. You would have earned an average annual total return of 10.74%.

A practical investment plan helps you pursue long-term performance from utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Portfolio of Investments

AUGUST 31, 2000 (UNAUDITED)

Shares			Value
		COMMON STOCKS--49.7%
		Communication Services--19.5%
383,600	[1]	Adelphia Business Solutions, Inc.	$5,730,025
297,200	[1]	Allegiance Telecom, Inc.	14,804,275
474,100		Alltel Corp.	23,971,681
648,000		BellSouth Corp.	24,178,500
49,000		British Telecommunication PLC, ADR	6,259,750
419,000		CenturyTel, Inc.	12,072,437
282,000	[1]	ITXC Corp.	5,640,000
165,800	[1]	NEXTLINK Communications, Inc.	5,813,378
194,000		Nippon Telegraph & Telephone Corp., ADR	11,676,375
825,500		SBC Communications, Inc.	34,464,625
226,000		Telefonica SA, ADR	12,952,625
224,500		Telefonos de Mexico, Class L, ADR	12,221,219
558,140		Verizon Communications	24,348,858
156,900	[1]	Viatel, Inc.	2,147,569
121,900	[1]	Western Wireless Corp., Class A	6,232,138
8,256	[1]	WinStar Communications, Inc.	221,879
1,028,500	[1]	Worldcom, Inc.	37,540,250

		TOTAL	240,275,584

		Consumer Staples--2.5%
547,500	[1]	Comcast Corp., Class A	20,394,375
167,000	[1]	Cox Communications, Inc., Class A	5,938,937
214,700	[1]	RCN Corp.	5,206,475

		TOTAL	31,539,787

		Energy--2.1%
321,000		Burlington Resources, Inc.	12,619,312
219,700		Phillips Petroleum Co.	13,593,938

		TOTAL	26,213,250

Shares			Value
		COMMON STOCKS--continued
		Technology--2.8%
307,500		Motorola, Inc.	$11,089,219
377,700		Nokia Oyj, Class A, ADR	16,972,894
533,000	[1]	Northpoint Communications Group, Inc.	6,096,188

		TOTAL	34,158,301

		Utilities--22.8%
232,200		Duke Energy Corp.	17,371,462
598,400		Dynegy, Inc.	26,928,000
1,143,000		Edison International	23,645,812
653,100		El Paso Energy Corp.	38,043,075
401,000		Enron Corp.	34,034,874
341,200		FPL Group, Inc.	18,211,550
616,100		KeySpan Corp.	21,216,944
575,600		Montana Power Co.	20,757,575
467,400		NICOR, Inc.	17,235,375
304,700		Peoples Energy Corp.	9,902,750
495,700		TXU Corp.	17,318,519
790,000		Williams Cos., Inc. (The)	36,389,375

		TOTAL	281,055,311

		TOTAL COMMON STOCKS (IDENTIFIED COST $580,277,388)	613,242,233

		PREFERRED STOCKS--38.5%
		Communication Services--14.4%
308,300	[2,3]	Alliant Energy Corp., Conv. Pfd., $4.91 (into McLeod USA)	18,435,415
306,000		BroadWing, Inc., Cumulative Conv. Pfd., Series B, $3.38	15,223,500
321,800		Cox Communications, Inc., PRIDES, Sprint PCS, $6.59	30,731,900
215,500		Crown Castle International Corp., Conv. Pfd., $3.13	12,014,340
64,500		Global Crossing Ltd., Conv. Pfd., $17.06	15,802,500
704,500		Global TeleSystems Group, Inc., Conv. Pfd., $3.63	13,649,688
158,900		NEXTLINK Communications, Inc., Conv. Pfd., $3.25	26,397,263
344,800	[2,3]	Qwest Communications International, Inc., Conv. Pfd., $2.40	28,923,203
213,600	[2,3]	Viatel, Inc., Conv. Pfd., $3.88	4,512,300
7,750	[2,3]	WinStar Communications, Inc., Conv. Pfd., $1.81	6,340,430
7,300	[2,3]	WinStar Communications, Inc., Conv. Pfd., Series F, $72.50	5,986,000

		TOTAL	178,016,539

Shares or Principal Amount			Value
		PREFERRED STOCKS--continued
		Consumer Staples--3.8%
332,200		Cox Communications, Inc., PRIDES, $3.54	$16,485,425
745,000		MediaOne Group, Inc., DECS, $3.26	30,172,500

		TOTAL	46,657,925

		Energy--4.6%
506,000		Apache Corp., Conv. Pfd., $2.02	27,418,875
550,300		Kerr-McGee Corp., DECS, $1.83	29,578,625

		TOTAL	56,997,500

		Technology--1.7%
165,000		Metromedia Fiber Network, Inc., DECS, $2.46	11,385,000
347,000	[2,3]	PsiNet, Inc., Conv. Pfd., $3.50	9,176,762

		TOTAL	20,561,762

		Utilities--14.0%
225,200	[2,3]	AES Corp., Conv. Pfd., $3.00	17,248,969
729,500		CMS Energy Corp., Conv. Pfd., $3.56	23,799,937
352,000	[2,3]	Calpine Corp., Conv. Pfd., $2.50	22,792,000
1,086,700		Coastal Corp., PRIDES, $1.72	41,634,194
819,500		Enron Corp., Note, $1.49	28,170,313
461,100		K N Energy, Inc., Conv. Pfd., $3.55	23,314,369
592,000	[2]	Utilicorp United, Inc., Conv. Pfd., $2.15	15,651,000

		TOTAL	172,610,782

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $450,678,909)	474,844,508

		CORPORATE BONDS--6.6%
		Communication Services--5.3%
$19,825,000		Level 3 Communications, Inc., Conv. Bond, 6.00%, 3/15/2010	18,479,477
9,000,000		Level 3 Communications, Inc., Conv. Bond, 6.00%, 9/15/2009	13,089,150
15,400,000	[2,3]	NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	15,786,232
25,300,000	[2,3]	NTL, Inc., Conv. Bond, 5.75%, 12/15/2009	17,397,545

		TOTAL	64,752,404

		Energy--1.3%
13,500,000		Kerr-McGee Corp., Conv. Bond, 5.25%, 2/15/2010	16,286,130

		TOTAL CORPORATE BONDS (IDENTIFIED COST $83,526,216)	81,038,534

Shares			Value
		MUTUAL FUNDS--5.7%[4]
69,913,229		Prime Value Obligations Fund, Class IS (at net asset value)	$69,913,229

		TOTAL INVESTMENTS (IDENTIFIED COST $1,184,395,742)[5]	$1,239,038,504

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At August 31, 2000, these securities amounted to $162,249,856 which represents 13.2% of net assets. Included in these amounts, securities which have been deemed liquid amount to $146,598,856 which represents 11.9% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Trustees.

4 Pursuant to an Exemptive Order, the Fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company, the Fund's adviser. Federated Investment Management Company has agreed to reimburse certain investment advisory fees as a result of these transactions.

5 The cost of investments for federal tax purposes amounts to $1,184,395,742. The net unrealized appreciation of investments on a federal tax basis amounts to $54,642,762 which is comprised of $176,577,329 appreciation and $121,934,567 depreciation at August 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($1,233,209,164) at August 31, 2000.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

AUGUST 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $1,184,395,742)		$1,239,038,504
Income receivable		2,451,251
Receivable for investments sold		4,940,185
Receivable for shares sold		164,311

TOTAL ASSETS		1,246,594,251

Liabilities:
Payable for investments purchased	$10,851,671
Payable for shares redeemed	1,488,127
Income distribution payable	484,324
Accrued expenses	560,965

TOTAL LIABILITIES		13,385,087

Net assets for 106,782,071 shares outstanding		$1,233,209,164

Net Assets Consist of:
Paid-in capital		$1,101,595,292
Net unrealized appreciation of investments		54,642,762
Accumulated net realized gain on investments and foreign currency transactions		72,573,198
Undistributed net investment income		4,397,912

TOTAL NET ASSETS		$1,233,209,164

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($650,708,125 ÷ 56,347,747 shares outstanding)		$11.55

Offering Price Per Share (100/94.50 of $11.55)[1]		$12.22

Redemption Proceeds Per Share		$11.55

Class B Shares:
Net Asset Value Per Share ($125,564,180 ÷ 10,864,467 shares outstanding)		$11.56

Offering Price Per Share		$11.56

Redemption Proceeds Per Share (94.50/100 of $11.56)[1]		$10.92

Class C Shares:
Net Asset Value Per Share ($45,448,367 ÷ 3,936,107 shares outstanding)		$11.55

Offering Price Per Share		$11.55

Redemption Proceeds Per Share (99.00/100 of $11.55)[1]		$11.43

Class F Shares:
Net Asset Value Per Share ($411,488,492 ÷ 35,633,750 shares outstanding)		$11.55

Offering Price Per Share (100/99.00 of $11.55)[1]		$11.67

Redemption Proceeds Per Share (99.00/100 of $11.55)[1]		$11.43

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)

Investment Income:
Dividends (net of foreign taxes withheld of $97,312)			$21,665,123
Interest			3,498,727

TOTAL INCOME			25,163,850

Expenses:
Investment adviser fee		$4,841,827
Administrative personnel and services fee		486,119
Custodian fees		43,254
Transfer and dividend disbursing agent fees and expenses		687,539
Directors'/Trustees' fees		10,329
Auditing fees		7,101
Legal fees		3,228
Portfolio accounting fees		77,469
Distribution services fee--Class B Shares		492,146
Distribution services fee--Class C Shares		184,397
Shareholder services fee--Class A Shares		839,533
Shareholder services fee--Class B Shares		164,049
Shareholder services fee--Class C Shares		61,466
Shareholder services fee--Class F Shares		548,895
Share registration costs		51,000
Printing and postage		137,508
Insurance premiums		1,937
Taxes		52,937
Miscellaneous		27,760

TOTAL EXPENSES		8,718,494

Waivers/Reimbursement and Expense Reduction:
Waiver of shareholder services fee--Class A Shares	$(20,149)
Waiver of shareholder services fee--Class F Shares	(65,867)
Reimbursement of investment adviser fee	(1,071)
Fees paid indirectly from directed broker arrangements	(17,206)

TOTAL WAIVERS/REIMBURSEMENT AND EXPENSE REDUCTION		(104,293)

Net expenses			8,614,201

Net investment income			16,549,649

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			77,452,467
Net change in unrealized appreciation of investments			(64,843,604)

Net realized and unrealized gain on investments and foreign currency transactions			12,608,863

Change in net assets resulting from operations			$29,158,512

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) August 31, 2000	Year Ended February 29, 2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$16,549,649	$41,447,774
Net realized gain on investments and foreign currency transactions ($77,452,467 and $71,660,057, respectively, as computed for federal tax purposes)	77,452,467	69,414,121
Net change in unrealized appreciation of investments	(64,843,604)	(27,056,191)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	29,158,512	83,805,704

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(10,237,816)	(21,775,165)
Class B Shares	(1,506,897)	(3,155,014)
Class C Shares	(563,749)	(1,246,785)
Class F Shares	(6,708,669)	(15,367,536)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(8,200,941)	(68,358,939)
Class B Shares	(1,610,429)	(13,297,183)
Class C Shares	(603,016)	(5,320,817)
Class F Shares	(5,386,305)	(48,515,415)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(34,817,822)	(177,036,854)

Share Transactions:
Proceeds from sale of shares	38,906,528	95,365,000
Net asset value of shares issued to shareholders in payment of distributions declared	30,136,299	151,971,038
Cost of shares redeemed	(167,033,148)	(332,645,288)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(97,990,321)	(85,309,250)

Change in net assets	(103,649,631)	(178,540,400)

Net Assets:
Beginning of period	1,336,858,795	1,515,399,195

End of period (including undistributed net investment income of $4,397,912 and $6,865,394, respectively)	$1,233,209,164	$1,336,858,795

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 28 or 29,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$11.62	$12.42	$14.07	$13.27	$12.79	$10.98
Income From Investment Operations:
Net investment income	0.16	0.36	0.38	0.42	0.52	0.48
Net realized and unrealized gain on investments and foreign currency transactions	0.09	0.34	0.64	2.52	1.22	1.82

TOTAL FROM INVESTMENT OPERATIONS	0.25	0.70	1.02	2.94	1.74	2.30

Less Distributions:
Distributions from net investment income	(0.18)	(0.36)	(0.36)	(0.41)	(0.52)	(0.48)
Distributions from net realized gain on investments and foreign currency transactions	(0.14)	(1.14)	(2.31)	(1.73)	(0.74)	--
Distributions in excess of net investment income[2]	--	--	--	--	--	(0.01)

TOTAL DISTRIBUTIONS	(0.32)	(1.50)	(2.67)	(2.14)	(1.26)	(0.49)

Net Asset Value, End of Period	$11.55	$11.62	$12.42	$14.07	$13.27	$12.79

Total Return[3]	2.33%	5.44%	7.04%	23.05%	14.34%	21.47%

Ratios to Average Net Assets:

Expenses	1.24%[4]	1.24%	1.23%	1.14%	1.15%	1.14%

Net investment income	2.66%[4]	2.86%	2.79%	3.01%	3.52%	4.09%

Expense waivers/reimbursement[5]	0.01%[4]	0.01%	0.01%	0.11%	0.12%	0.15%

Supplemental Data:

Net assets, end of period (000 omitted)	$650,708	$688,761	$756,510	$778,059	$759,732	$816,687

Portfolio turnover	44%	127%	94%	118%	44%	76%

1 For the year ended February 29, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 28 or 29,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$11.63	$12.42	$14.08	$13.28	$12.77	$10.98
Income From Investment Operations:
Net investment income	0.11	0.26	0.28	0.30	0.44	0.43
Net realized and unrealized gain on investments and foreign currency transactions	0.10	0.35	0.63	2.53	1.21	1.77

TOTAL FROM INVESTMENT OPERATIONS	0.21	0.61	0.91	2.83	1.65	2.20

Less Distributions:
Distributions from net investment income	(0.14)	(0.26)	(0.26)	(0.30)	(0.40)	(0.41)
Distributions from net realized gain on investments and foreign currency transactions	(0.14)	(1.14)	(2.31)	(1.73)	(0.74)	--

TOTAL DISTRIBUTIONS	(0.28)	(1.40)	(2.57)	(2.03)	(1.14)	(0.41)

Net Asset Value, End of Period	$11.56	$11.63	$12.42	$14.08	$13.28	$12.77

Total Return[2]	1.93%	4.73%	6.18%	22.10%	13.60%	20.45%

Ratios to Average Net Assets:

Expenses	2.00%[3]	1.99%	1.98%	1.90%	1.90%	1.90%

Net investment income	1.90%[3]	2.10%	2.04%	2.25%	2.81%	3.19%

Expense waivers/reimbursement[4]	--	--	--	0.10%	0.12%	0.14%

Supplemental Data:

Net assets, end of period (000 omitted)	$125,564	$135,245	$142,858	$121,549	$101,619	$85,650

Portfolio turnover	44%	127%	94%	118%	44%	76%

1 For the year ended February 29, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 28 or 29,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$11.62	$12.42	$14.07	$13.28	$12.77	$10.98
Income From Investment Operations:
Net investment income	0.12	0.26	0.28	0.31	0.42	0.39
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.09	0.34	0.64	2.51	1.23	1.80

TOTAL FROM INVESTMENT OPERATIONS	0.21	0.60	0.92	2.82	1.65	2.19

Less Distributions:
Distributions from net investment income	(0.14)	(0.26)	(0.26)	(0.30)	(0.40)	(0.39)
Distributions from net realized gain on investments and foreign currency transactions	(0.14)	(1.14)	(2.31)	(1.73)	(0.74)	--
Distributions in excess of net investment income[2]	--	--	--	--	--	(0.01)

TOTAL DISTRIBUTIONS	(0.28)	(1.40)	(2.57)	(2.03)	(1.14)	(0.40)

Net Asset Value, End of Period	$11.55	$11.62	$12.42	$14.07	$13.28	$12.77

Total Return[3]	1.94%	4.65%	6.25%	23.03%	13.58%	20.43%

Ratios to Average Net Assets:

Expenses	2.00%[4]	1.99%	1.98%	1.90%	1.90%	1.87%

Net investment income	1.90%[4]	2.11%	2.03%	2.25%	2.77%	3.35%

Expense waivers/reimbursements[5]	--	--	--	0.10%	0.12%	0.17%

Supplemental Data:

Net assets, end of period (000 omitted)	$45,448	$51,708	$58,012	$58,010	$58,196	$66,864

Portfolio turnover	44%	127%	94%	118%	44%	76%

1 For the year ended February 29, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 28 or 29,
	2000	2000	1999	1998	1997 [2]
Net Asset Value, Beginning of Period	$11.62	$12.41	$14.07	$13.27	$12.37
Income From Investment Operations:
Net investment income	0.17	0.37	0.39	0.43	0.42
Net realized and unrealized gain on investments and foreign currency transactions	0.08	0.34	0.63	2.51	1.20

TOTAL FROM INVESTMENT OPERATIONS	0.25	0.71	1.02	2.94	1.62

Less Distributions:
Distributions from net investment income	(0.18)	(0.36)	(0.37)	(0.41)	(0.36)
Distributions from net realized gain on investments and foreign currency transactions	(0.14)	(1.14)	(2.31)	(1.73)	(0.36)

TOTAL DISTRIBUTIONS	(0.32)	(1.50)	(2.68)	(2.14)	(0.72)

Net Asset Value, End of Period	$11.55	$11.62	$12.41	$14.07	$13.27

Total Return[3]	2.34%	5.55%	6.99%	23.09%	13.39%

Ratios to Average Net Assets:

Expenses	1.22%[4]	1.21%	1.20%	1.12%	1.12%[4]

Net investment income	2.68%[4]	2.89%	2.81%	3.03%	3.79%[4]

Expense waivers/reimbursement[5]	0.03%[4]	0.03%	0.03%	0.13%	0.15%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$411,488	$461,145	$558,020	$625,142	$662,182

Portfolio turnover	44%	127%	94%	118%	44%

1 For the year ended February 29, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from June 1, 1996 (date of initial public investment) to February 28, 1997.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

AUGUST 31, 2000 (UNAUDITED)

ORGANIZATION

Federated Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The primary investment objective of the Fund is current income and long-term growth of income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed corporate bonds, other fixed income securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Investments in other open-end registered investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At August 31, 2000, the Fund had no outstanding foreign currency commitments.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on the restricted security held at August 31, 2000 is as follows:

Security	Acquisition Date	Acquisition Cost
Utilicorp United, Inc., Conv. Pfd.	9/23/1999	$14,800,000

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At August 31, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	250,000,000
Class B Shares	250,000,000
Class C Shares	250,000,000
Class F Shares	250,000,000
TOTAL	1,000,000,000

Transactions in capital stock were as follows:

	Six Months Ended August 31, 2000		Year Ended February 29, 2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,975,220	$22,894,833	2,973,111	$37,023,922
Shares issued to shareholders in payment of distributions declared	1,528,997	16,887,785	6,541,275	80,520,406
Shares redeemed	(6,430,847)	(74,843,952)	(11,169,706)	(137,541,811)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,926,630)	$(35,061,334)	(1,655,320)	$(19,997,483)

	Six Months Ended August 31, 2000		Year Ended February 29, 2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	822,159	$9,551,026	2,535,063	$31,594,546
Shares issued to shareholders in payment of distributions declared	243,967	2,686,832	1,161,331	14,313,989
Shares redeemed	(1,831,910)	(21,354,843)	(3,564,431)	(43,950,541)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(765,784)	$(9,116,985)	131,963	$1,957,994

	Six Months Ended August 31, 2000		Year Ended February 29, 2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	123,291	$1,442,381	645,667	$8,049,395
Shares issued to shareholders in payment of distributions declared	93,418	1,027,087	471,474	5,812,105
Shares redeemed	(730,604)	(8,486,280)	(1,339,404)	(16,508,984)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(513,895)	$(6,016,812)	(222,263)	$(2,647,484)

	Six Months Ended August 31, 2000		Year Ended February 29, 2000
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	422,156	$5,018,288	1,494,448	$18,697,137
Shares issued to shareholders in payment of distributions declared	863,893	9,534,595	4,163,195	51,324,538
Shares redeemed	(5,343,013)	(62,348,073)	(10,918,012)	(134,643,952)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(4,056,964)	$(47,795,190)	(5,260,369)	$(64,622,277)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(8,263,273)	(97,990,321)	(7,005,989)	$(85,309,250)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Passport Research Ltd., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser's general partner is Federated Investment Management Company.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the six months ended August 31, 2000, Class F Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the six months ended August 31, 2000, the Fund's expenses were reduced by $17,206 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended August 31, 2000, were as follows:

Purchases	$536,787,022

Sales	$690,807,463

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

STEPHEN J. LEHMAN

Vice President

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

AS OF AUGUST 31, 2000

Federated Utility Fund, Inc.

Established 1988

13TH SEMI-ANNUAL REPORT

Federated
Federated Utility Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314286105
Cusip 314286204
Cusip 314286303
Cusip 314286402

8092606 (10/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

                      FEDERATED UTILITY FUND, INC. APPENDIX

A1. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/27/88 to 8/31/00. The
"y" axis is measured in increments of $10,000 ranging from $0 to $60,000 and indicates that the ending value of hypothetical initial investment of $13,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $51,334 on 8/31/00.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/27/88 to 8/31/00. The "y" axis is measured in increments of $5,000 ranging from $0 to
$30,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $26,436 on 8/31/00.